Metropolitan Series Fund, Inc
June 2003 NSAR
Question 77c exhibit


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the State Street Research Money Market
Series by the State Street Research Money Market Portfolio of
Metropolitan Series Fund, Inc.

Votes Cast

For:
349,596,496.370

Against:
11,278,554.333

Abstain:
28,087,418.287


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Salomon Brothers Strategic Bond
Opportunities Series by the Salomon Brothers Strategic Bond
Opportunities Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
139,826,148.274

Against:
3,700,381.932

Abstain:
8,818,669.114


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Salomon Brothers U.S. Government
Series by the Salomon Brothers U.S. Government Portfolio of
Metropolitan Series Fund, Inc.

Votes Cast

For:
232,537,313.204

Against:
5,819,234.965

Abstain:
19,291,118.511


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the State Street Research Bond Income
Series by the State Street Research Bond Income Portfolio of
Metropolitan Series Fund, Inc.

Votes Cast

For:
917,221,856.862

Against:
27,166,625.103

Abstain:
68,217,468.285


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Balanced Series by the Balanced
Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
95,843,265.908

Against:
2,238,481.099

Abstain:
4,148,902.043


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the MFS Total Return Series by the MFS
Total Return Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
120,846,243.174

Against:
4,521,018.037

Abstain:
12,486,080.949


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Alger Equity Growth Series by the Alger Equity Growth Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
408,195,390.646

Against:
14,949,394.173

Abstain:
28,346,909.921


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Capital Guardian U.S. Equity Series by the Capital Guardian U.S. Equity Portfolio of Metropolitan
Series Fund, Inc.

Votes Cast

For:
537,640,213.968

Against:
21,430,966.755

Abstain:
35,084,200.847


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Davis Venture Value Series by the Davis
Venture Value Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
804,563,808.601

Against:
26,260,157.351

Abstain:
65,022,604.868


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the FI Mid Cap Opportunities Series by the FI Mid Cap Opportunities Portfolio of Metropolitan Series Fund,
Inc.

Votes Cast

For:
5,553,362.967

Against:
774,443.398

Abstain:
137,990.425


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the FI Structured Equity Series by the FI
Structured Equity Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
704,400,510.620

Against:
25,814,794.275

Abstain:
42,299,345.445


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Harris Oakmark Focused Value Series by the Harris Oakmark Focused Value Portfolio of Metropolitan Series
Fund, Inc.

Votes Cast

For:
579,876,606.091

Against:
19,942,370.753

Abstain:
49,351,963.206


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Jennison Growth Series by the Jennison
Growth Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
587,220,151.492

Against:
22,775,042.151

Abstain:
39,554,206.437


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Loomis Sayles Small Cap Series by the Loomis Sayles Small Cap Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
253,470,655.350

Against:
10,251,785.445

Abstain:
16,947,877.205


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the MFS Investors Trust Series by the MFS
Investors Trust Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
36,032,465.224

Against:
479,698.466

Abstain:
2,340,090.960


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the MFS Research Managers Series by the MFS
Research Managers Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
25,649,235.594

Against:
626,632.906

Abstain:
2,125,973.000


To approve an Agreement and Plan of Reorganization, with respect to the acquisition of the Zenith Equity Series by the Zenith Equity Portfolio of Metropolitan Series Fund, Inc.

Votes Cast

For:
778,837,656.017

Against:
31,387,206.863

Abstain:
48,447,016.800